SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 Amendment No. 1

                               ------------------

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 15, 2002
                                                         -----------------


                            INTERNATIONAL STAR, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         Nevada                       0-28861                 86-0876846
----------------------------       -------------          -------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


  631 North Stephanie Street, #187, Henderson, NV                 89014
  -----------------------------------------------              -----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 719-3562
                                                   --------------



                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On November 15, 2002, International Star, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the closing of its acquisition of 100% of the equity stock of PITA KING BAKERIES INTERNATIONAL INC. (Pita King) as of October 1, 2002. This Amendment No. 1 to that Form 8-K is to disclose audited financial statements of Pita King. These statements, included in Item 7 below, relate only to the Pita King subsidiary. Future financial statements filed by the Company will consolidate Pita King's results with those of the Company.


ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

        None.

Financial Statements


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


                             Randy Simpson CPA, P.C.
                            11775 South Nicklaus Road
                                Sandy, Utah 84092
                           Fax & Phone (801) 572-3009


Board of Directors and Stockholders
Pita King Bakeries International, Inc.
Henderson, NV

INDEPENDENT AUDITORS' REPORT

I have audited the accompanying consolidated balance sheets of Pita King Bakeries International, Inc., as of September 30. 2002 and December 31, 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 2002 and period from inception (March 2, 2001) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit of the financial statements provides a reasonable basis for my opinion.

In my opinion, based on my audit, the financial statements referred to above present fairly, in all material respects, the financial position of Pita King Bakeries International, Inc. as of September 30, 2002 and December 31, 2001, and the results of its consolidated operations, shareholders' equity and cash flows from inception (March 2, 2001) through December 31, 2001 and the nine months ended September 30, 2002, in conformity with generally accepted accounting principles.




Randy Simpson, CPA, P.C.
A Professional Corporation
November 10, 2002
Sandy, Utah



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

                     Pita King Bakeries International , Inc.

                           CONSOLIDATED BALANCE SHEETS

                              ASSETS                 September 30, December 31,
                                                         2002          2001
                                                     ------------  ------------
Current Assets:
     Cash                                                $ 3,072       $ 2,953
     Accounts receivable                                  12,116         1,307
     Inventory and supplies                               52,851        40,002
                                                     ------------  ------------
                          Total Current Assets            68,038        44,262
Fixed  Assets:
     Equipment and retail fixtures                       391,981       381,656
     Less accumulated depreciation                       (78,050)      (19,100)
                                                     ------------  ------------
                            Total Fixed Assets           313,931       362,556

                                  Prepaid rent            25,000        25,000
                       Other assets & deposits             4,794           469

                                                     ------------  ------------
                                  TOTAL ASSETS         $ 411,763     $ 432,287
                                                     ============  ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Accounts payable                                   $ 21,143       $ 8,243
     Bank line of credit                                  82,236        92,373
     Accrued payroll to officers and affiliates          128,036        47,648
                                                     ------------  ------------
                     Total Current Liabilities           231,414       148,264

Stockholders' Equity:
     Prefered stock, .001 par value;10,000,000
        shares authorized, no shares issued or
        outstanding as of September 30, 2002
        or December 31, 2001.                                  -             -

     Common stock, .001 par value; 65,000,000
        shares authorized, 4,000,000 shares
        issued and outstanding as of December
        31, 2001 and 4,139,500 shares as of
        September 30, 2002.                                4,140         4,000

                               Paid-In Capital            418,757       394,447
                           Accumulated Deficit          (242,548)     (114,424)
                                                     ------------  ------------
                    Total Stockholders' Equity           180,349       284,023

                                                     ------------  ------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 411,763     $ 432,287
                                                     ============  ============


         See accompanying notes to financial statements .




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

                     Pita King Bakeries International, Inc.

          CONSOLIDATED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                                                      Period from
                                                                       Inception
                                                        Nine months  March 2, 2001
                                                           ended        through
                                                       September 30,  December 31,
                                                            2002          2001
                                                       ------------- -------------
Income:
     Bakery sales                                         $ 162,871      $ 21,152
     Retail sales                                            32,349         1,647
                                                       ---------------------------
                                      Total Income          195,220        22,799

     Cost of raw materials and retail sales                  52,820         4,690

                                      Gross Margin          142,400        18,109
Expenses:
     General and administrative expenses                    194,111       103,008
     Interest  expense                                        4,735         2,161
     Marketing  expenses                                     11,888         8,253
     Depreciation and amortization expense                   59,790        19,110
                                                       ------------- -------------
                                    Total Expenses          270,524       132,532

                                          Net Loss         (128,124)     (114,424)

                            Accumulated Deficit at
                               Beginning of Period         (114,424)           -

                                                       ------------- -------------
                            Accumulated Deficit at
                                     End of Period     $   (242,548) $   (114,424)
                                                       ============= =============



                 See accompanying notes to financial statements.



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                     Pita King Bakeries International , Inc.

                            STATEMENTS OF CASH FLOWS

                                                                                           Period from
                                                                                            Inception
                                                                          Nine months     March 2, 2001
                                                                             ended           through
                                                                         September 30,     December 31,
                                                                              2002             2001
                                                                        --------------     ------------
Cash Flows used in Operating Activities:
                                                              Net Loss    $  (128,124)     $  (114,424)
Adjustments to Reconcile Net Loss:
     Depreciation & amortization                                               59,790           19,110
                                                                          ------------     ------------
                           Net Cash Flows used in Operating Activities        (68,334)         (95,314)

Changes in Operating Assets and Liabilities:
     (Increase) decrease in accounts receivable                               (10,809)          (1,307)
     (Increase) decrease in inventory and supplies                            (12,849)         (40,002)
     Increase (decrease) in accounts payable                                   12,900            8,243
     Increase  in deposits / organizational costs                              (5,165)            (479)
     Increase  in prepaid rent -useable at end of lease                          --            (25,000)
                                                                          ------------     ------------
                                 Net Cash used in Operating Activities        (84,257)        (153,859)

Cash Flows used in Investing Activities:
     Acquisition of equipment                                                 (10,325)         (55,352)
                                                                          ------------     ------------
                                 Net Cash used in Investing Activities        (10,325)         (55,352)

Cash Flows from  Financing Activities:
     Proceeds from line of credit - ( repayment )                             (10,137)          92,373
     Accrued payroll unpaid to officers / stockholders                         80,388           47,648
     Common stock issued for cash                                              24,450           72,143
                                                                          ------------     ------------
                                    Net Cash from Financing Activities         94,701          212,164

                                                  Net Increase in Cash            119            2,953

                                           Cash at Beginning of Period          2,953              --

                                                                          ------------     ------------
                                                 Cash at End of Period    $     3,072      $     2,953
                                                                          ============     ============

Supplemential Non Cash Investing & Financing Activities :

Equipment transfered at fair market value for common stock                $      --        $   326,304
                                                                          ============     ============

 Common stock issued for equipment                                        $     1,000      $      --
                                                                          ============     ============



                 See accompanying notes to financial statements.



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                     Pita King Bakeries International , Inc.
                        STATEMENT OF STOCKHOLDERS' EQUITY

                    FROM March 2, 2001 TO SEPTEMBER 30, 2002


                                                        Common       Common
                                                        Stock        Stock       Paid-In    Accumulated     Total
                                                        Shares       Amount      Capital      Deficit       Equity
                                                     ------------ ------------ ------------ ------------ ------------

Common stock issued for transfer of
   equipment valued at fair market value of
   equipment of $326,304 and cash
   contributed of $ 72.143 in July , 2001              4,000,000        4,000      394,447            -      398,447

        Net loss for the period from
           inception to December 31, 2001                      -            -            -     (114,424)    (114,424)

                                                     ------------ ------------ ------------ ------------ ------------
                Balances at December 31, 2001          4,000,000        4,000      394,447     (114,424)     284,023

Common stock issued for cash, January
   and February, 2002 at $ .10 per share                 129,500          130       12,821            -       12,950

Common stock issued for equipment
   at $.10 per share                                      10,000           10          990            -        1,000

Additional cash contributed by shareholder
  who has 50% ownership in 4,000,000 shares
  issued July, 2001                                            -            -       10,500            -       10,500

            Net loss for January 1, 2002
               through September 30, 2002                      -            -            -     (128,124)    (128,124)

                                                     ------------ ------------ ------------ ------------ ------------
                Balances at September 30, 2002         4,139,500        4,140      418,758     (242,548)     180,349
                                                     ============ ============ ============ ============ ============



                  See accompanying notes to financial statements.



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

                     Pita King Bakeries International, Inc.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2002

A.   ORIGINATION AND HISTORY

Pita King Bakeries International, Inc. (the Company) was incorporated March 2, 2001 as a Washington corporation as Pita King Ltd. The Company commenced operations in July 2001 and began baking in late September 2001. On January 25, 2002, Pita King Bakeries International, Inc. was formed as a Nevada corporation to hold ownership of Pita King Ltd. Ownership of Pita King Ltd shares were exchanged on a pro rata basis for Pita King Bakeries International, Inc. shares. Pita King Bakeries International, Inc. has no operations and serves solely as the holding Company of Pita King Ltd. The financial statements present the operations of Pita King Ltd from inception.

The Company made its first sales in September 2001 and commenced its retail operations in mid December 2001. The Company's facilities have been underutilized to date and the Company is in the process of ramping up a second shift and has expanded its marketing campaign to several national food chains and cruise lines. The Company projects increased volume of over 50 % in December 2002 to bring its sales in line with its facilities and overhead costs.

B.   BANK LINE OF CREDIT

On September 19, 2001, the Company obtained a $100,000 line of credit for its operations. The equipment transferred from its Canadian operations was pledged as collateral for the bank loan. The line of credit is renewable on an annual basis and was renewed on September 19, 2002 for another year. The line of credit bears interest at 7.5 % and is calculated based upon outstanding borrowings on a daily basis. The Company operates a zero balance bank account in connection with its line of credit. Daily collections are utilized to reduce the line of credit. The Company has only corporate bank accounts and has no other forms of cash equivalents or marketable securities.

C.   FIXED ASSETS AND DEPRECIATION

The principals of the Company have been involved in the baking operations in Canada for 13 years. They transferred the equipment from their prior operations to the Pita King Ltd. The equipment was valued at its fair market for used equipment, which approximated the net book value of the equipment to its prior operations. The other principal stockholder then acquired a separate line of equipment for pita chips, which was contributed at its fair market value to the company in late 2001. No appraisals have been made on the equipment, however the Company's estimate of fair market is consistent with the values for used equipment and have been made at values approximating 50 % to 70 % of new equipment. The Company is very familiar with equipment and believes the equipment will have an operational life in excess of fifteen years. The company acquired its production facilities and retail facility in July 2001 in Everett, Washington. The Company depreciates substantially all of its equipment over 5 years on a straight-line basis.



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

D.   ACCRUED PAYROLL TO STOCKHOLDERS

The Company's principal stockholders have labored without significant pay from the inception of the Company through September 30,2002. The Company has accrued the wages for the eventual payment of these services. This accrual is non-interest bearing and payment is subject to future funding by the Company or the obtaining of profitable operations. These services include the actual baking of the product, accounting and management of the Company.

E.   INVENTORY AND SUPPLIES

The Company maintains an inventory of supplies (raw materials) to conduct its baking operations. Flour, baking supplies, boxes and packaging materials represent the majority of the raw material cost. Supplies are valued at the latest acquisition cost, or (FIF0) first in first out inventory costing.
The company started a small retail grocery operation in December, 2001, although not the primary focus of the Company's operations it has supplied the Company with marketing leads to support the wholesale baking operations which is the primary focus of the Company's operations.

F.   ACCOUNTS RECEIVALBE AND CONCETRATION OF BUSINESS

The Company's operations are located in Everett Washington and the Company ships as far away as Portland, Oregon. The Company's intent is to focus on large national food chains. One customer has accounted for over 35 % of the Company's sales to date. The Company extents credit to its major customers; to date bad debts are not significant. The Company will establish an allowance method for bad debts as its operations mature and a reasonable projection can be made upon availability of funds.

G.   BUILDING LEASE

The Company entered into a five-year lease for its retail and baking operations in July 2001. The lease required a deposit of $25,000 to be applied to the final five month of the lease. The lease started at $ 5,000 per month and escalates to $ 5,849 through the course of the lease. Lease operating expense was $ 30,000 in 2001 and $ 45,000 for the nine months ending September 30, 2002. The building lease is the only significant lease of the Company.

H.   STOCK SALES

In January and February of 2002, the Company conducted a private placement of 139,500 shares of common stock at $ .10 per shares. The Company received $12,950 in cash and equipment valued at $1,000.

I.  ACQUISITION AGREEMENT WITH INTERNATIONAL STAR

The Company's stockholders and directors approved the merger effective October 1, 2002 with International Star Inc. a publicly traded Company. The Company's shareholders will receive 4,139,500 restricted shares of International Star common stock, on a one to one basis equally between each of the Pita King shareholders.

Additionally, Pita King's co-founder, Mr. Hassan Alaeddine, currently a member of the Pita King Board of Directors, will be elected a member of International Star's Board of Directors.

J.   CRITICAL ACCOUNTING POLICIES

The Company is merging with a public company and will be subject to review by the Securities Exchange Commission (SEC). The SEC recently issued financial reporting release number 60 "Cautionary Advice Regarding Disclosure about Critical Accounting Policies". The SEC defines the most critical accounts policies as the ones that are most important to the portrayal of a company's financial condition and operating results, and require management to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. Based on this definition, the Company's most critical accounting policies include: the valuation of the equipment transferred to the Company (at fair market value), valuation of raw material goods and inventories, which has been performed based upon first in first out (FIFO) pricing, the establishment of estimated reserves of uncollectable accounts, which the Company has not had significant bad debts to date, and the accrual of compensation to the officers and employees of the Company, which has been based upon compensation for similar jobs in the industry. The Company's financial statements will be impacted by the accurate accounting of inventories at balance sheet dates and the accurate recording of accounts payable. The Company is establishing systems to handle the aforementioned issues.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STAR, INC.


Dated: December 5, 2002         By: /s/ Kamal Alawas
                                     ------------------------------
                                     Kamal Alawas
                                     President and Chief Executive Officer




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